Exhibit 10.7

RENEGOTIATION AGREEMENT

In the City of Cipolletti, on December 9, 2014 a meeting, was held by the Province of Río Negro, represented by the Secretary of Energy, Eng. Néstor Marcelo Echegoyen, with domicile established at España 316, 1st floor, in the City of Cipolletti, in its capacity as Enforcement Authority of Law No. 4818, hereinafter the PROVINCE, party of the first part; and by the company Petrolera Entre Lomas S.A., represented by the attorneys-in-fact, Mr. Mario Alejandro Brarda and Mr. Rubén Nicolás Kondratzky, with domicile established at Mengelle 59, 5th Floor, Office 1, hereinafter CONCESSIONAIRE, party of the second part, and together with the PROVINCE, jointly referred to as the PARTIES. The Parties agree to enter into the Agreement set forth hereinbelow:

WHEREAS: On March 7, 2013, the Executive Branch of Government of the Province, by virtue of Executive Order No. 230/13 created the Provincial Register for Renegotiation of Hydrocarbons Areas’ Exploitation Concessions (Registro Provincial de Renegotiation de Concesiones de Explotación de Areas Hidrocarburíferas) and launched a Call for Bids for Hydrocarbons Areas’ Exploitation Concessionaire Companies of the Province of Río Negro granted by the National Government, interested in renegotiating their concessions, within the framework of effective national and provincial laws, and in compliance with the terms set forth under Provincial Law No. 4818 whereby the Bidding Terms and Conditions applicable to such call for bids were approved. The foregoing procedure was conducted within the framework of National Laws No. 17,319, 23,696, 24,145 and 26,197, Provincial Law Q 4,296, Executive Orders issued by the National Executive Branch of Government No. 1055/89, 1212/89, and other effective national and provincial laws applicable. Furthermore, the ENFORCEMENT AUTHORITY was authorized to perform the call for bids’ process and renegotiation of concessions.

In this case, within the framework of the effective hydrocarbons’ laws, in addition to the administration of Areas and concessions, the PROVINCE renegotiates the conditions for exploitation of the above-referred concessions, for the purpose of increasing hydrocarbons’ reserves and production; and to improve exploration investment conditions, due to the proper characteristics of works requiring technical and financial capacity according to the obligations derived from the activity. The foregoing procedure is conducted within the framework of Laws No. 17,319, 24,145, 23,696 and Provincial Law Q 4,296 and regulations derived therefrom; and, in particular, National Law 26,197 which Section 6 provides that the Provinces, as Enforcement Authorities, are empowered to provide for the extension of legal and/or contractual terms, among other powers.

On May 2, 2013, Petrolera Entre Lomas S.A. filed a note with the PROVINCE whereby it applied for registration with the Provincial Register for Renegotiation of Hydrocarbons Areas’ Exploitation Concessions and attached the documents required under the Bidding Terms and Conditions.

Subsequently, the Enforcement Authority gave notice to Petrolera Entre Lomas S.A. about beginning of the negotiation term by means of Note SE No. 131/ 13 dated October 15, 2013.

As a result, and within the terms set forth by Provincial Law No. 4818, the PARTIES reached an agreement and such agreement was established under the relevant Minutes of the Meeting held on December 5, 2014. Such Minutes served as basis for preparation hereof.

Thus, it is the intention of the PARTIES to enter into this AGREEMENT, which shall be governed by the terms and conditions set forth hereinbelow:

NOW THEREFORE, the Parties hereby AGREE as follows:

Section 1: PURPOSE.- The purpose hereof is to renegotiate the “Entre Lomas” Area Exploitation Concession located in the territory administered by the PROVINCE, established under Law No. 4818 and, consequently, extend the original term granted under Executive Order issued by the National Executive Branch of Government No. 87/91, pursuant to the terms and conditions set forth hereunder.

The extension of the term applicable to this Area Exploitation Concession identified hereinabove shall be for a ten (10) years’ period, counted as from expiration of the original concession term. Thus, expiration thereof shall take place on the following date:

1) “ENTRE LOMAS” on January 21, 2026.

Section 2: REPRESENTATIONS AND WARRANTIES

2.1. CONCESSIONAIRE hereby represents and warrants irrevocably to the PROVINCE that:

2.1.1. It shall comply, in due and timely manner, with the exploitation investment commitment proposed under paragraph 12.6. of the Bidding Terms and Conditions, which value is established in paragraph 3.6. and detailed in Exhibit A to this Agreement, in order to increase hydrocarbons’ reserves and production thereof.

2.1.2. It shall perform exploration activities at the remaining exploration area as may be available, pertaining to the Area which title is held thereby and mentioned in Section 1 hereof and the comprehensive assessment of all reservoirs located thereat, for the purpose of permitting the increase of reserves so as to maintain a proper production level and horizon thereof based upon the technical and financial feasibility of reservoirs.

2.1.3. It shall perform the works in accordance with the most reasonable, modern and efficient techniques in a manner consistent with the characteristics and size of the reserves proven, ensuring at the same time the highest production of hydrocarbons compatible with economic exploitation and technically suitable for the field.

2.1.4. It shall perform, in due and timely manner, the environmental remediation and/or sanitation works and it shall carry out such activities in accordance with the most reasonable, modern and efficient techniques as may be approved by the Secretariat of Environment of the Province and/or any authority as may replace or substitute it in the future, within the framework of the effective legislation.

2.2. The PROVINCE hereby represents and warrants irrevocably to CONCESSIONAIRE that:

2.2.1. The PROVINCE is fully empowered to enter into this Agreement and perform obligations thereof hereunder.

2.2.2. The execution, delivery and performance of this Agreement do not violate any provisions whatsoever under the applicable regulations, or any resolution, decision or ruling issued by any national or provincial governmental and/or court authority. In particular, the PROVINCE hereby represents and warrants that the extension of concessions is governed by National Laws No. 17,319 and No. 26,197.

2.2.3. There are no actions, lawsuits, claims, complaints, audits, arbitration, investigation or proceedings (either civil, criminal, administrative, investigation or otherwise) preventing the PROVINCE from executing this Agreement.

2.2.4. CONCESSIONAIRE shall exercise peaceful use and enjoyment of the exploitation and transportation concession held thereby for the entire term of the Exploitation Concession and extensions thereof, and the PROVINCE shall indemnify and hold CONCESSIONAIRE harmless from and against any claims or actions or decisions or legislative changes which may adversely affect or change the title regime applicable to the surface area of the Exploitation Concession within the jurisdiction of the PROVINCE.

Section 3: RENEGOTIATION CONDITIONS

3.1. Fixed Fee: CONCESSIONAIRE shall pay to the PROVINCE as Fixed Fee for the renegotiated area, the aggregate amounts indicated hereinbelow:

For renegotiation of the CONCESSION: United States Dollars Thirty-Four Million Five Hundred and Twenty-five Thousand (USD 34,525,000). Payment of this aggregate amount shall be effected in one (1) payment made at the offer exchange rate published by Banco de la Nación Argentina as of the close of business on the third day prior to payment, within a five (5) business days’ term following legislative confirmation of the AGREEMENT.

Payment to the PROVINCE shall be made by wire transfer to the account to be informed thereby in writing to CONCESSIONAIRE at least two (2) business days prior to the payment date.

3.2. Contribution to Social Development and Institutions Strengthening: CONCESSIONAIRE hereby undertakes to make a cash contribution to the PROVINCE amounting to United States Dollars Eight Million (USD 8,000,000) (equivalent to twenty percent (20%) of the Fixed Fee) to be allocated to funding construction of building infrastructure and/or acquisition of operating equipment to be located at education and/or health institutions and/or governmental agencies. Such Contribution to Social Development and Institutions Strengthening shall be paid in full (i.e. 100%) to the PROVINCE at the offer exchange rate published by Banco de la Nación Argentina as of the close of business on the third day prior to payment, within a five (5) business days’ term following legislative confirmation of the Agreement. Payment shall be made by wire transfer to the account to be informed by the Province in writing to CONCESSIONAIRE at least two (2) business days prior to the payment date.

Furthermore, the PROVINCE undertakes to inform CONCESSIONAIRE on a regular basis about the application of funds invested in the above-mentioned items.

3.3. Supplementary Contribution: CONCESSIONAIRE undertakes to make the contributions as described hereinbelow, ninety percent (90%) of which shall be allocated to the PROVINCE and ten percent (10%) of which shall be allocated to EDHiPSA:

3.3.1. Oil Supplementary Contribution: It consists in three percent (3%) of monthly Oil Production. This commitment encompasses Oil Production as from the relevant month immediately succeeding the effective date of the Agreement. Settlement in cash of the relevant equivalent amount, valued as of the monthly Oil Production closing date on the basis of prices actually obtained by CONCESSIONAIRE in the respective monthly volumes produced sale transactions, shall be effected by means of a deposit in Account No. 900001006, Bank Routing Number (CBU): 0340100800900001006004 in the name of “Gobierno de la Provincia de Río Negro” (Government of the Province of Río Negro) (Taxpayer Identification Number – CUIT—30-67284630-3) and in Account No. 730012233, Bank Routing Number (CBU): 0340251300730012233005, Branch 251, in the name of EDHiPSA (Taxpayer Identification Number – CUIT—30672878825), both accounts opened in Banco Patagonia, or in any other accounts as THE PROVINCE and/or the ENFORCEMENT AUTHORITY and/or EDHiPSA may indicate by any sufficient means in due course;

3.3.2. Gas Supplementary Contribution: It consists in three percent (3%) of monthly Gas Production. This commitment encompasses Gas Production as from the relevant month immediately succeeding the effective date of the Agreement. Settlement in cash of the relevant equivalent amount, valued as of the monthly Gas Production closing date, on the basis of prices actually obtained by CONCESSIONAIRE in the respective monthly volumes produced sale transactions, shall be effected by means of a deposit in Account No. 900001006, Bank Routing Number (CBU): 0340100800900001006004 in the name of “Gobierno de la Provincia de Río Negro” (Government of the Province of Río Negro) (Taxpayer Identification Number – CUIT—30-67284630-3) and in Account No. 730012233, Bank Routing Number (CBU): 0340251300730012233005, Branch 251, in the name of EDHiPSA (Taxpayer Identification Number – CUIT—30672878825), both accounts opened in Banco Patagonia, or in any other accounts as THE PROVINCE and/or the ENFORCEMENT AUTHORITY and/or EDHiPSA may indicate by any sufficient means in due course.

3.3.3. For the purpose of payment of the items described in paragraphs 3.3.1. and 3.3.2. above, such payments due dates shall be on the deadlines established for payment of royalties under the Secretariat of Energy resolutions. The exchange rate to be applied shall be the offer exchange rate published by Banco de la Nación Argentina prevailing as of the close of business on the business day immediately preceding the due date.

3.4. Training, Research and Development Commitment: CONCESSIONAIRE shall pay each year to the PROVINCE, on account of the Exploitation Concession which term is extended hereunder, an annual contribution to be allocated to the items mentioned as per the amounts indicated below:

3.4.1. United States Dollars Twenty-five Thousand (USD 25,000) in those cases where the Area production volume shall be up to 500 BOE/day.

3.4.2. United States Dollars Fifty Thousand (USD 50,000) in those cases where the Area production volume shall be higher than 500 BOE/day.

3.4.3. For the first annual charge, CONCESSIONAIRE shall effect payment of such amount within five (5) business days following legislative confirmation of the Agreement, by wire transfer to an account to be informed by the Province in writing to CONCESSIONAIRE at least two (2) business days in advance of the payment date. The following annual charges shall be paid prior to February 28 each year. Such payments shall be made as per the offer exchange rate published by Banco de la Nación Argentina, as of the close of business on the third day prior to payment.

3.5. Default: Upon failure to effect timely payment of the Fixed Fee, the Contribution to Social Development and Institutions Strengthening, the (Oil and Gas) Supplementary Contribution, or the Training, Research and Development Commitment, default by CONCESSIONAIRE shall occur automatically and late payment interest shall accrue, to the benefit of the PROVINCE and/or EDHiPSA, without the need of any demand notice whatsoever, from the due date to the date of actual payment thereof, equivalent to interest applicable to general discounting transactions at Banco de la Nación Argentina. For the purposes of calculation of interest, any amounts denominated in foreign currency shall be converted into Pesos at the offer exchange rate published by Banco de la Nación Argentina, as of the close of business on the third day prior to the due date.

3.6. Development and Investment Plan: CONCESSIONAIRE undertakes to perform a Development and Investment Plan which shall include, in accordance with the terms mentioned in paragraph 2.1 hereof, all items of investment and expenses for a minimum amount of United States Dollars Six Hundred Seventy-two Million, Three Hundred and Twenty Thousand (USD 672,320,000) applicable to the EXPLOITATION CONCESSION, as per the scope detailed in Exhibits A and B to this Agreement.

Exhibit A contains a detail of the fields’ exploitation investments, projected until the end of the Agreement term, with an aggregate expenditure commitment of United States Dollars Three Hundred and Sixty-eight Million, Four Hundred and Seventy Thousand (USD 368.470.000). The foregoing amount includes contingent investments under development of the concession for up to United States Dollars One Hundred and Forty-two Million, One Hundred and Ten Thousand (USD 142,110,000), subject to the results obtained from the exploration activity. It also contains a detail of anticipated expenses amounting to United States Dollars Two Hundred Eighty-Six Million, One Hundred and Ten Thousand (USD 286,110,000). Such amount includes contingent expenses subject to the results obtained from the exploration activity.

Exhibit B contains a detail of the investments for exploration with an aggregate expenditure commitment amounting to United States Dollars Seventeen Million, Seven Hundred and Forty Thousand (USD 17,740,000).

Such investment and expenses commitment for exploration detailed in Exhibit B attached hereto is valid always provided that, during the effective term of such EXPLOITATION CONCESSIONS: a) no total or partial reversions thereof shall operate; b) the remaining exploration surface area shall not be reduced by reason of enlargement and/or appearance of exploitation lots, in which case the relevant adjustments shall be performed. Such particular cases as may result in deviations from the amounts mentioned above shall be submitted for consideration by the ENFORCEMENT AUTHORITY in order to obtain approval thereof.

Total or partial reversions set forth in paragraph a), as well as reductions established in paragraph b) shall have effects only as from January 1 of the year immediately succeeding the year when they have been petitioned. As from such opportunity, the ENFORCEMENT AUTHORITY shall make any adjustments as may be applicable in case of approval thereof.

3.7. Supervision and Control: Follow-up of works, expenditures and investments to be made within the concessions identified under Section 1 hereof shall be in charge of the ENFORCEMENT AUTHORITY.

In compliance with the terms of Sections 12.7. and 12.11. of Exhibit I to Law No. 4,818, CONCESSIONAIRE undertakes to abide by the inspection and supervision programs to be performed by the ENFORCEMENT AUTHORITY.

3.8. Río Negro Resources’ Use (Compre Rionegrino): CONCESSIONAIRE, as well as contractors and subcontractors thereof, in connection with all engagements made thereby within the framework of the EXPLOITATION CONCESSION, shall utilize at least eighty percent (80%) of local labor, suppliers and services companies, for the purposes of promoting the creation and maintenance of permanent jobs depending on the oil industry and consolidation of a competitive local market, through the strengthening of Río Negro’s small and medium-sized companies and the increase of products, goods and services offered relating all the oil-industry employees, producers, industrial employees, professionals, businesspersons, and works and services companies engaged in all segments settled in the PROVINCE. In this regard, it shall include, as part of its annual plans, programs aimed at increasing its network of goods, services and works’ providers, aiming at affording priority to the engagement of Río Negro employees, acquisitions in the local market and establishing medium and long term contractual frameworks, in order to contribute to sustainability of the activity in the region, under equivalent conditions in terms of capacity, responsibility, quality and price.

CONCESSIONAIRE and the ENFORCEMENT AUTHORITY shall conduct continuing monitoring of the evolution levels of local and regional services’ engagement, in order to analyze the difficulties or obstacles encountered and the changes or actions to be taken in order to facilitate such circumstances. In those cases where special circumstances shall exist, such events shall be evaluated by the PARTIES at the request of any of them.

Insofar as companies are concerned, a company is deemed to meet such “local” requirement if such company has an operations’ base settled in the PROVINCE and if PROVINCE taxes are levied thereon. As concerns labor, such “local” status requirement is met if the relevant person furnishes evidence of actual residence in the PROVINCE for at least two (2) years. The above-mentioned percentage must be observed in equal proportions for operations, base, clerical and supervision personnel and senior executive employees.

Notwithstanding, in those cases where by reason of the specific circumstances and/or the characteristics of tasks to be performed and/or disadvantageous conditions of capacity, responsibility, quality or price, it is not possible or convenient (e.g. in case of unavailability of failure to deliver within the terms required for the operation, safety of people or facilities, etc.) to hire local labor, suppliers or services companies, CONCESSIONAIRE shall be released from such obligation by furnishing evidence of such circumstances to the ENFORCEMENT AUTHORITY at its request. In all such cases, for the purposes of contracting or subcontracting works or services necessary to perform the activity, CONCESSIONAIRE shall implement the necessary selection procedures guaranteeing transparency, effective competition and efficiency principles.

Furthermore, for the purposes of contracting or subcontracting works or services necessary to perform the activity, medium and long term contractual frameworks must be used, unless such works or services engaged are required for a period shorter than the above-mentioned term.

Regardless of the domicile established in the city of Cipolletti, pursuant to the terms set forth in paragraph 4.1.1.4. of the Call for Bids’ Bidding Terms and Conditions, CONCESSIONAIRE shall maintain, throughout the entire effective term of the Agreement, at least one operations’ base located in the PROVINCE.

3.9. Corporate Social Responsibility: CONCESSIONAIRE shall contribute, within the state scope of the PROVINCE, to development in terms of education, environment, health, culture, science and research, renewable energy and community development, on the basis of diagnosis to be performed by the PARTIES in line with the sustainability policy implemented by CONCESSIONAIRE.

In this regard, Corporate Social Responsibility shall mean adoption by CONCESSIONAIRE of a commitment to participate as a member of the local and regional society in which it is involved, contributing to sustainable development of such communities it forms part of and conducting investments aimed at creating shared value and sustained mutual benefits.

On an annual basis, CONCESSIONAIRE shall submit a sustainability report indicating the programs and actions implemented, including indicators establishing the results obtained and the improvement lines proposed to be implemented on the following year.

3.10. Environment: CONCESSIONAIRE shall be bound to comply, throughout the entire EXPLOITATION CONCESSION term, with all the effective environmental statutory regulations, applicable to the holders of such permits and concessions and with any other regulations as may be enacted in the future and, in particular, with the following regulations: Section 41 of the Argentine Constitution and Sections 84 and 85, related to Section 79 of the Province of Río Negro Constitution; Provincial Law Q 2,952 (Water Code) and Provincial Law M 3,266 (Regulation of Environmental Impact Assessment Procedure) and regulatory executive orders thereof; National Law No. 17,319 and effective regulations thereof; Provincial Executive Order No. 452/05 and Resolutions issued by the Secretariat of Energy of Argentina No. 105/92, 319/93, 341/93, 05/96, 201/96, 24/04, 25/04 and 785/05; as well as the regulations enacted by the competent authority in the future. In particular, CONCESSIONAIRE obligations shall include adoption of the necessary measures for prevention of contamination, either caused by operations or by accident, as well as any other regulations governing abandonment of facilities and reasonable use of resources.

CONCESSIONAIRE undertakes to remediate environmental liabilities reported in due course under the relevant affidavits and which are made an integral part hereof as Exhibit C to this AGREEMENT, in accordance with the remediation plans to be submitted on an annual basis within the first 60 (sixty) calendar days of each year to the ENFORCEMENT AUTHORITY for approval. Each annual plan shall indicate: type of liability, location, size, remediation methodology proposed, estimated investment amount to be disbursed over the year stated in United States Dollars, stages and anticipated performance term and type of monitoring and control proposed. The annual plan submitted shall be considered to have been approved if no objections are made by the ENFORCEMENT AUTHORITY thereto, within a maximum twenty (20) business days’ term following receipt thereof.

The aggregate investment undertaken by CONCESSIONAIRE for performance of the relevant remediation plans pertaining to the area involved in the extension agreed upon under this Agreement, as indicated in Exhibit C hereto, amounts to United States Dollars Six Million, Three Hundred and Eighty-Three Thousand, Seven Hundred and Ninety (USD 6,383,790). For the purposes of guaranteeing compliance with the investment undertaken, the PROVINCE may claim to CONCESSIONAIRE posting of bond for a sufficient amount as per the terms of Section 4.1.6.2. of Exhibit I to Law No. 4,818. Notwithstanding that, should the remediation works eventually require a higher amount than committed, the entire cost shall be borne by CONCESSIONAIRE.

The list of liabilities arising from Exhibit C hereto shall not release CONCESSIONAIRE from legal liability stemming from other liabilities which have not been disclosed thereby or which have not been detected by the ENFORCEMENT AUTHORITY to date. If existence of such liabilities is detected in the future, such liabilities shall be remediated within the reasonable terms fixed by the ENFORCEMENT AUTHORITY pursuant to the applicable legislation. The foregoing terms shall apply notwithstanding full exercise of the police power vested in the ENFORCEMENT AUTHORITY and/or the competent provincial authority in this regard (i.e. environmental protection and sustainable development).

The ENFORCEMENT AUTHORITY puts on record that, in case of non-compliance in due and/or timely manner, the ENFORCEMENT AUTHORITY shall be thus empowered to apply the penalties as may be applicable to CONCESSIONAIRE through the relevant competent authority.

3.11. State of Facilities: Based upon the terms set forth in paragraph a.3 of Section 4 of Law No. 4,818, the PARTIES have agreed to approve the Program which is made an integral part of this AGREEMENT as Exhibit D hereto, whereby CONCESSIONAIRE undertakes to cure appropriately any defects and abnormal conditions detected during the visits to the area.

The ENFORCEMENT AUTHORITY puts on record that, in case of non-compliance in due and timely manner, the ENFORCEMENT AUTHORITY shall be thus empowered to apply the penalties as may be applicable to CONCESSIONAIRE.

3.12. Exploration Surface Areas: Notwithstanding CONCESSIONAIRE’s right to proceed to partial or total reversion of supplementary exploration surface areas, always provided that such reversion is not contrary to the effective legislation and evaluating the reasons and the grounds justifying such reversion, attempting in all cases to ensure convenient geographic proportions for future exploitation of the reverted areas, the PARTIES agree that the boundaries and areas of the EXPLOITATION CONCESSION being the subject-matter hereof are defined as per the terms indicated in Exhibit E hereto, based upon the expenditure commitments undertaken by CONCESSIONAIRE by virtue of the AGREEMENT and in accordance with geology knowledge of CONCESSIONAIRE whereby they are established as the best option to perform supplementary exploration activities at the CONCESSION.

For the purposes of guaranteeing compliance with the effective laws and in order to ensure that supplementary exploration areas intended to be reverted form convenient geographic proportions for future exploitation thereof, reversion petitions made by CONCESSIONAIRE – indicating the reasons and grounds justifying such reversion – shall be expressly approved by the ENFORCEMENT AUTHORITY and shall only become effective as from January 1 of the year immediately following petition thereof.

3.12.1. Payment of the relevant option fee for retaining the remaining surface area at the EXPLOITATION CONCESSION (National Executive Order No. 820/98) is not a sufficient condition to retain such area, without performance of the relevant exploration investments.

3.12.2. Pursuant to the terms specified under Exhibit B, and within the terms established thereunder, every year until termination of the Agreement, CONCESSIONAIRE shall invest, for exploration purposes, an amount at least equivalent to two (2) Work Units (WU) per km2 of the remaining surface area.

3.12.3. Each WU is equivalent to United States Dollars Five Thousand (USD 5,000) and such amount shall be updated by the Argentine Secretariat of Energy.

3.12.4. In those cases where more WU than committed are performed over a year, such WU may be carried forward up to the next succeeding three (3) years and they shall be adjusted in case the update set forth in paragraph 3.12.3. is applied.

3.12.5. Upon failure by CONCESSIONAIRE to comply with the investment commitment applicable to a given year, it shall post bond in cash to the Enforcement authority and it may carry its obligations forward for up to a maximum accumulated three (3) years’ term. Upon expiration of such term, the Enforcement Authority may foreclose on such bond for the obligation assumed.

3.12.6. In those cases where exploration works are performed inside the Exploitation Concession exploitation lot, the Enforcement Authority may consider such works as WU within the remaining exploration surface area, in case exploration works are performed at deeper horizons than actually under production.

3.12.7. Upon failure by CONCESSIONAIRE to act in accordance with the provisions set forth in paragraphs 3.12.1, 3.12.2 y 3.12.5 above, it shall forfeit its rights to the remaining exploration surface area, and such area shall be returned to the PROVINCE.

3.13. Public Water Industrial Use: CONCESSIONAIRE shall pay, on a regular basis, to the Provincial Water Department or to the provincial agency as may replace and/or substitute it in the future, the relevant amounts applicable to consumption of public water for industrial use.

3.14. Quarries: Materials used in the activity shall be obtained from mining quarries duly authorized by the relevant Provincial Authority. Upon breach of this obligation, CONCESSIONAIRE shall be jointly and severally liable for violations of the Mining Procedure Code as may be attributable to the quarry’s owner and/or to the party entitled to exploitation thereof.

3.15. Trainee Programs: CONCESSIONAIRE undertakes to include, on an annual basis, and in connection with the CONCESSION which term is extended hereunder, at its expense, an university / college student settled in the Province of Río Negro and enrolled in any course of studies relating to the hydrocarbons’ segment, hired under Law No. 26,427and related provisions, so as to provide them with training in connection with industry-related activities.

3.16. IT Licenses: CONCESSIONAIRE shall purchase, at its expense and in the name of the ENFORCEMENT AUTHORITY and/or whoever it may designate, a GIS or similar license being suitable for performance of the terms under paragraph 4.1.8. of the Bidding Terms and Conditions; otherwise, at the request of the ENFORCEMENT AUTHORITY, it shall deliver the equipment as indicated thereby in lieu thereof, for an equivalent amount.

3.17. Turnover Tax: CONCESSIONAIRE undertakes to pay, as from the effective date of this AGREEMENT, a three percent (3%) Turnover Tax rate for extraction of liquid and/or gaseous hydrocarbons dispatched without issuing the relevant invoices outside the Province of Río Negro, either sold in their state at the time of extraction or in the form of byproducts obtained after industrialization processes. Such tax rate shall be maintained throughout the effective term of the EXPLOITATION CONCESSION, and extensions thereof, without any additions or supplements.

Section 4: INFORMATION TO BE DELIVERED TO THE ENFORCEMENT AUTHORITY

During the effective term of the CONCESSION, CONCESSIONAIRE shall furnish, in due and timely manner, to the ENFORCEMENT AUTHORITY such technical documents, information and programs according to the terms set forth by the applicable provincial and national regulations currently in effect.

Section 5: EFFECTIVE DATE

Unless otherwise established expressly hereunder, all the obligations undertaken under this AGREEMENT shall become enforceable as from confirmation hereof by the Provincial Legislature. Upon failure to obtain such confirmation from the Provincial Legislature within thirty-nine (39) days counted as from execution hereof, this AGREEMENT shall be terminated without any effects whatsoever stemming herefrom between the PARTIES, and without any liability attributable thereto.

Section 6: STAMP TAX

Pursuant to the terms set forth under Section 9 of Law No. 4,818, for the purpose of stamp tax calculation, the taxable based under this AGREEMENT shall be based on the amount agreed upon as Fixed Fee hereunder. CONCESSIONAIRE shall be bound to effect total payment of this tax pursuant to the terms prescribed by Law No. 4,818.

Section 7: TECHNICAL LIAISON COMMITTEE

The ENFORCEMENT AUTHORITY and CONCESSIONAIRE shall form a Technical Liaison Committee, comprised of two (2) representatives of the ENFORCEMENT AUTHORITY and two (2) representatives of CONCESSIONAIRE.

Such Committee shall meet mandatorily at least once every one hundred and eighty (180) days, at a place to be determined by the ENFORCEMENT AUTHORITY and it shall convene extraordinary meetings if necessary, for the purpose of monitoring development of activities related to the field exploration and/or exploitation.

The matters discussed at each meeting and the agreements arrived at shall be put on record under minutes duly signed by the parties.

Section 8: EVENTS OF BREACH

In the event of repeated events of material and unjustified breach by CONCESSIONAIRE of the obligations undertaken under Sections 3.1., 3.2., 3.3. and 3.6. of this AGREEMENT, the terms of Section 80 of Law No. 17,319 may apply. Prior to the termination declaration, the PROVINCE shall give notice to CONCESSIONAIRE demanding the latter to cure any potential breach within a reasonable term.

The foregoing terms shall apply notwithstanding the power, which may not be waived in any case whatsoever, of the ENFORCEMENT AUTHORITY to demand compliance in kind with all the breached obligations and commitments through the administrative and/or judicial proceedings as may be appropriate. Breach of the obligations and commitments undertaken by CONCESSIONAIRE under the AGREEMENT which have not been included in the first paragraph of this Section shall not entail application of the penalty established under Section 80 of Law No. 17,319, but such performance may be demanded by means of the relevant administrative or court proceedings before the competent authorities. The PROVINCE shall thus reaffirm the powers entrusted thereto to apply the penalties through the competent administrative authorities, subject to the effective applicable laws.

Section 9: APPLICABLE LAW. DISPUTE RESOLUTION

9.1. This AGREEMENT establishes all the rights and obligations of the PARTIES and constitutes the entire and final agreement of the PARTIES in connection with the subject-matter hereof and, following confirmation by the Provincial Legislature, the terms hereof shall supersede and prevail over any other prior agreement and/or regulations in connection with the CONCESSION renegotiation.

This AGREEMENT shall be governed by and construed in accordance with the effective national and provincial laws.

For the purposes of regulatory construction, the following order of priority shall be observed in case of controversy:

a. Section 124 of the Argentine Constitution.

b. Sections 70 and 79 of the Provincial Constitution.

c. National Laws No. 17,319, No. 24,145, No. 26,197 and the Mining Code of Argentina, regulatory executive orders and amendment laws, as well as the environmental and safety regulations described in the following paragraph.

d. Provincial Law Q 4,296 and Provincial Law Q 2,627 and Regulatory Executive Order No. 24/03 thereof.

e. Provincial Law No. 3,250 (Special Waste Management and Environmental Protection), Provincial Law No. 3,266 (Environmental Impact Assessment Procedure Regulation), Provincial Law No. 2,952 (Water Code), Provincial Law No. 4,187 and Provincial Executive Order No. 492/05.

f. Executive Orders issued by the National Executive Branch of Government regulating the hydrocarbons’ activity.

g. Executive Orders issued by the Provincial Executive Branch of Government regulating the hydrocarbons’ activity.

h. Resolutions issued by the Argentine Secretariat of Energy regulating the hydrocarbons’ activity.

i. Resolutions issued by the Secretariat of Energy of Río Negro regulating the hydrocarbons’ activity.

j. Resolutions issued by the Secretariat of Hydrocarbons of Río Negro regulating the hydrocarbons’ activity.

9.2. The PARTIES shall resolve in good faith, by mutual consultation, any questions or controversy arising from or in connection with the AGREEMENT and they shall endeavor to reach an agreement in connection with such matters or controversies.

9.3.Any differences as may arise in connection with construction and application of this AGREEMENT which may not be resolved between the PARTIES shall be submitted to the jurisdiction of the Ordinary Courts of the First Judicial District in and for the Province of Río Negro, with seat in the City of Viedma, expressly excluding and waiving any other venue or jurisdiction as may be applicable thereto.

This AGREEMENT is entered into by the PARTIES at the place and on the date as first written hereinabove, in three (3) counterparts of the same tenor and to only one effect.

Eng. Néstor Marcelo Echegoyen, Secretary of Energy of the Province of Río Negro.- Mario Alejandro Brarda, Attorney-in-fact for Petrolera Entre Lomas S.A.—Rubén Nicolás Kondratzky, Attorney-in-fact for Petrolera Entre Lomas S.A.

Exhibit A

EXPLOITATION INVESTMENT PLAN

The exploitation investment plan is aimed at developing the reserves at “Entre Lomas” Area until termination of the AGREEMENT. Therefore, CONCESSIONAIRE undertakes to perform drilling of new wells and adjustment, improvement and optimization of facilities in order to obtain the greatest level of recovery at the reserves, both discovered and to be discovered, by means of operations reasonably compatible with appropriate exploitation, from a financial and technical standpoint, of the field.

Moreover, it details the annual investments divided into: Wells Drilling, Batteries, Treatment Plants, Aqueducts, Pipelines, Oil Pipelines, Gas Pipelines and others; in accordance with the Argentine Secretariat of Energy (SEN) form (Res. 2057/2005 Exhibits I and II) and anticipated annual expenses in connection with Labor, Workover, Services, Energy, Materials and others (Lifting Cost Components).

LAW No. 4,818 – EXHIBIT A

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

INVESTMENTS PERFORMED / TO BE PERFORMED ACTION PLAN		YEAR	2015-2026
EXPLOITATION CONCESSION	ENTRE LOMAS AREA
OPERATOR	PETROLERA ENTRE LOMAS S.A.
PROVINCE	RÍO NEGRO
FIELD	Charco Bayo, Piedras Blancas, La Pista, Borde Mocho	NEUQUEN	BASIN

	INVESTMENT
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Quantity	Units	Million USD	Quantity	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km
3D Seismic Data Acquisition		Km2			Km2
Gravimetry and/or Magnetometry		Km 2			Km2
Exploration Wells Drilling		WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS
Oil Wells Drilling	28	WELLS	65.59		WELLS		65.59
Gas Wells Drilling (#)	39	WELLS	142.11		WELLS		142.11
Drain pit Drilling		WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS
Oil Wells Workover	4	WELLS	6,46		WELLS		6.46
Gas Wells Workover		WELLS			WELLS
Wells Conversion	6	WELLS	2.62		WELLS		2.62
Wells Abandonment	1	WELLS	0.14		WELLS		0.14
Enhanced Recovery Facilities
Secondary Recovery Facilities			2.22				2.22
Oil Pumping Equipment			28.10				28.10
Oil Pipelines		Km			Km
Batteries and Dehydration and/or Desalting Plants			20.76				20.76
Storage Plants
LACT Units
Gas Pipelines		Km			Km
Natural Gas Collection Networks		m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants			3.60				3.60
Liquid Gas Separation Plants			7.00				7.00
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc			1.61				1.61
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment			11.12				11.12
Other Investments (*)			77.14				77.14

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

INVESTMENTS PLAN TO BE PERFORMED			YEAR	2015-2026
OPERATOR	PETROLERA ENTRE LOMAS S.A.
CONCESSION	ENTRE LOMAS AREA		INVESTMENTS
NEUQUEN	BASIN	EXPLOITATION	SUPPLEMENTARY EXPLORATION	TOTAL
TOTAL FIELDS		368.47		368,47

THE INFORMATION STATED HEREIN IS CONSIDERED TO BE IN THE NATURE OF AN AFFIDAVIT			NAME OF THE ATTORNEY-IN-FACT

LAW No. 4818 – EXHIBIT A – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

	Year 2015							Year 2016
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km 2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling	7	WELLS	17.03		WELLS		17.03	7	WELLS	15.50		WELLS		15.50
Gas Wells Drilling		WELLS			WELLS				WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover	4	WELLS	6.46		WELLS		6.46		WELLS			WELLS
Gas Wells Workover (#)		WELLS			WELLS				WELLS			WELLS
Wells Conversion	3	WELLS	1.21		WELLS		1.21	3	WELLS	1.41		WELLS		1.41
Wells Abandonment	1	WELLS	0,14		WELLS		0.14		WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities			0.36				0.36			0.38				0.38
Oil Pumping Equipment			4.59				4.59			4.81				4.81
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants			3.39				3.39			3.55				3.55
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants			0.59				0.59			0.62				0.62
Liquid Gas Separation Plants			1.14				1.14			1.20				1.20
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.			0.26				0.26			0.28				0.28
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment			1.82				1.82			1.90				1.90
Other Investments (*)			3.68				3.68			11.85				11.85

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
40.67	0.00	40.67	41.50	0.00	41.50

LAW No. 4818 – EXHIBIT A – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

	Year 2017							Year 2018
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km,			Km				Km			Km
3D Seismic Data Acquisition		Km2			Km2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km 2				Km2			Krj2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling	5	WELLS	11.73		WELLS		11.73	5	WELLS	11.80		WELLS		11.80
Gas Wells Drilling	1	WELLS	2.68		WELLS		2.68		WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover (#)		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities			0.38				0.38			0.38				0.38
Oil Pumping Equipment			4.81				4.81			4.81				4.81
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants			3.55				3.55			3.55				3.55
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants			0.62				0.62			0.62				0.62
Liquid Gas Separation Plants			1.20				1.20			1.20				1.20
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.			0.28				0.28			0.28				0.28
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment			1.90				1.90			1.90				1.90
Other Investments (*)			11.85				11.85			11.85				11.85

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
39.00	0.00	39.00	36.39	0.00	36.39

LAW No. 4818 – EXHIBIT A – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

	Year 2019							Year 2020
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling	4	WELLS	9.53		WELLS		9.53		WELLS			WELLS
Gas Wells Drilling	1	WELLS	2.68		WELLS		2.68	4	WELLS	13.61		WELLS		13.61
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover (#)		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities			0.38				0.38			0.34				0.34
Oil Pumping Equipment			4.81				4.81			4.26				4.26
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants			3.55				3.55			3.15				3.15
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants			0.62				0.62			0.55				0.55
Liquid Gas Separation Plants			1.20				1.20			1.06				1.06
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.			0.28				0.28			0.24				0.24
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment			1.90				1.90			1.69				1.69
Other Investments (*)			11.85				11.85			11.41				11.41

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS ( MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
36.80	0.00	36.80	36.31	0.00	36.31

LAW No. 4818 – EXHIBIT A – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

	Year 2021							Year 2022
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km	—		Km				Km			Km
3D Seismic Data Acquisition		Km2			Km2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km 2				Km2			Km 2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				P020S			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling	7	WELLS	24.54		WELLS		24.54	8	WELLS	28.67		WELLS		28.67
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover (#)		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)			4.26				4.26			3.83				3.83

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
28.80	0.00	28.80	32.50	0.00	32.50

LAW No. 4818 – EXHIBIT A – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

	Year 2021							Year 2022
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km	—		Km				Km			Km
3D Seismic Data Acquisition		Km2			Km2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km 2				Km2			Km 2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				P020S			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling (#)	7	WELLS	24.54		WELLS		24.54	8	WELLS	28.67		WELLS		28.67
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover (#)		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)			4.26				4.26			3.83				3.83

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
28.80	0.00	28.80	32.50	0.00	32.50

LAW No. 4818 – EXHIBIT A – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

	Year 2023							Year 2024
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km2			KmZ				Km2			Km2
Gravimetry and/or Magnetometry		Km 2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling	7	WELLS	27.43		WELLS		27.43	5	WELLS	17.74		WELLS		17.74
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover (#)		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)			3.45				3.45			3.10				3.10

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
30.88	0.00	30.88	20.84	0.00	20.84

LAW No. 4818 – EXHIBIT A – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

	Year 2025							Year 2026
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km2			KmZ				Km2			Km2
Gravimetry and/or Magnetometry		Km 2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling	6	WELLS	24.75		WELLS		24.75		WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover (#)		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(#)	It relates to development of deep targets contingent upon exploration results.
(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
24.75	0.00	24.75	0.00	0.00	0.00

LAW No. 4818

EXHIBIT A

EXPLOITATION INVESTMENT PLAN

Resolution SEN No. 2057/2005

Exhibits I and II

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

Operating Expenses until termination of the Negotiation Extension in Million Dollars

Ítem	Development	Contingent upon Exploration Results	Total
Labor (Own Personnel)	30.90	5.32	36.22
Workover and Pulling	65.19	0.00	65.19
Services and Others	107.82	18.94	126.76
Energy	18.41	3.32	21.73
Materials and Surface Works	30.57	5.65	36.22

Total Operating Costs	252.89	33.23	286.11

LAW No. 4818 - EXHIBIT A

EXPLOITATION INVESTMENT PLAN

Resolution SEN No. 2057/2005

Exhibits I and II

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

Anticipated Operating Expenses (Exploitation and Development) until termination of the Negotiation Extension in Million Dollars

Item	Year 2015	Year 2016	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Total
Labor (Own Personnel)	5.25	4.59	4.03	3.55	3.16	2.70	2.20	1.73	1.36	1.01	0.72	0.60	30.90
Workover and Pulling	9.51	8.31	7.33	6.53	5.86	5.24	4.71	4.23	3.83	3.49	3.20	2.93	65.19
Services and Others	18.38	16.05	14.09	12.42	11.06	9.45	7.69	6.01	4.72	3.47	2.45	2.03	107.82
Energy	3.15	2.75	2.41	2.13	1.89	1.62	1.31	1.02	0.80	0.58	0.41	0.33	18.41
Materials and Surface Works	5.25	4.58	4.02	3.54	3.16	2.69	2.18	1.69	1.31	0.95	0.65	0.53	30.57

Total Operating Costs	41.56	36.28	31.89	28.17	25.13	21.71	18.09	14.69	12.02	9.50	7.43	6.43	252.89

Operating Expenses Contingent upon Development resulting from Exploration Success until termination of the Negotiation Extension in Million Dollars

Item	Year 2015	Year 2016	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Total
Labor (Own Personnel)	0.03	0.03	0.05	0.08	0.10	0.21	0.42	0.62	0.77	0.93	1.06	1.03	5.32
Workover and Pulling	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Services and Others	0.11	0.11	0.17	0.29	0.34	0.74	1.48	2.22	2.74	3.31	3.76	3.66	18.94
Energy	0.02	0.02	0.03	0.05	0.06	0.13	0.26	0.39	0.48	0.58	0.66	0.64	3.32
Materials and Surface Works	0.03	0.03	0.05	0.09	0.10	0.22	0.44	0.66	0.82	0.99	1.12	1.09	5.65

Total Operating Costs	0.20	0.20	0.30	0.50	0.60	1.30	2.60	3.90	4.80	5.80	6.60	6.43	33.23

Total Anticipated Operating Expenses until termination of the Negotiation Extension in Million Dollars

Item	Year 2015	Year 2016	Year 2017	Year 2018	Year 2019	Year 2020	Year 2021	Year 2022	Year 2023	Year 2024	Year 2025	Year 2026	Total
Labor (Own Personnel)	5,28	4,62	4,07	3,63	3,26	2,91	2,62	2,35	2,13	1,94	1,78	1,63	36,22
Workover and Pulling	9,51	8,31	7,33	6,53	5,86	5,24	4,71	4,23	3,83	3,49	3,20	2,93	65,19
Services and Others	18,49	16,16	14,26	12,70	11,40	10,19	9.17	8,23	7,45	6,78	6,22	5,70	126,76
Energy	3,17	2.77	2,44	2,18	1,95	1,75	1,57	1,41	1,28	1,16	1,07	0,98	21,73
Materials and Surface Works	5,28	4,62	4,07	3,63	3,26	2,91	2,62	2,35	2.13	1,94	1,78	1,63	36,22

Total Operating Costs	41.75	36.48	32.19	28.67	25.73	23.01	20.69	18.59	16.82	15.30	14.03	12.86	286.11

Exhibit B

EXPLORATION INVESTMENT PLAN

The exploration investment plan is aimed at increasing hydrocarbons’ reserves which have not been certified to date until termination of the “Entre Lomas” Area Agreement. Exploration works may be performed outside the existing exploitation lots or deeper horizons may be surveyed within the existing exploitation lots, trying to locate other targets, including the so-called “Unconventional” targets. To such end, Concessionaire must submit a detailed description of works to be performed in every three-year period, including anticipated expenditures for each period under consideration until termination of the Agreement.

Furthermore, it details the investments divided into 2D and 3D Seismic Processing and Registration, Magnetometry, Gravimetry, Air Surveys, Wells Drilling and others, according to the SEN Form (Res. 2057/2005 Exhibits I and II) and anticipated expenses in connection with Labor, Services, Transportation, Materials and others.

In those cases where the Enforcement Authority shall ascertain, by any sufficient means, that the exploration programs’ investment plan has not been complied with, such Authority shall be empowered to demand performance of such commitment within reasonable terms, under warning of ordering reversion of such fractions of surface areas involved.

LAW No. 4818 – EXHIBIT B

Exploration Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

INVESTMENTS PERFORMED / TO BE PERFORMED ACTION PLAN		YEAR	2015-2026
EXPLOITATION CONCESSION	ENTRE LOMAS AREA
OPERATOR	PETROLERA ENTRE LOMAS S.A.
PROVINCE	RÍO NEGRO
FIELD	Charco Bayo, Piedras Blancas, La Pista, Borde Mocho	NEUQUEN	BASIN

INVESTMENT
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Quantity	Units	Million USD	Quantity	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km
3D Seismic Data Acquisition		Km2			Km2
Gravimetry and/or Magnetometry		Km 2			Km2
Exploration Wells Drilling		WELLS		2	WELLS	8,87	8,87
Advanced Wells Drilling		WELLS		2	WELLS	8,87	8,87
Oil Wells Drilling		WELLS			WELLS
Gas Wells Drilling		WELLS			WELLS
Drain pits Drilling		WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS
Oil Wells Workover		WELLS			WELLS
Gas Wells Workover		WELLS			WELLS
Wells Conversion		WELLS			WELLS
Wells Abandonment		WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km
Natural Gas Collection Networks		m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(*)	It includes “Maintenance by reason of broken elements or contingency”

INVESTMENTS PLAN TO BE PERFORMED			YEAR	2015-2026
OPERATOR	PETROLERA ENTRE LOMAS S.A.
CONCESSION	ENTRE LOMAS AREA		INVESTMENTS
NEUQUEN	BASIN	EXPLOITATION	SUPPLEMENTARY EXPLORATION	TOTAL
TOTAL FIELDS		17.74		17.74

THE INFORMATION STATED HEREIN IS CONSIDERED TO BE IN THE NATURE OF AN AFFIDAVIT			NAME OF THE ATTORNEY-IN-FACT

LAW No. 4818 – EXHIBIT B – ANNUAL DETAIL

Exploration Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

DEEP TARGETS DEVELOPMENT CONTINGENT UPON EXPLORATION RESULTS

	Year 2015							Year 2016
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km 2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS		1	WELLS	4.44	4.44		WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling		WELLS			WELLS				WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
0.00	4.44	4.44	0.00	0.00	0.00

LAW No. 4818 – EXHIBIT B – ANNUAL DETAIL

Exploration Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

DEEP TARGETS DEVELOPMENT CONTINGENT UPON EXPLORATION RESULTS

	Year 2017							Year 2018
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km 2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS		1	WELLS	4.44	4.44
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling		WELLS			WELLS				WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
0.00	0.00	0.00	0.00	4.44	4.44

LAW No. 4818 – EXHIBIT B – ANNUAL DETAIL

Exploration Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

DEEP TARGETS DEVELOPMENT CONTINGENT UPON EXPLORATION RESULTS

	Year 2019							Year 2020
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km 2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling		WELLS			WELLS				WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
0.00	0.00	0.00	0.00	0.00	0.00

LAW No. 4818 – EXHIBIT B – ANNUAL DETAIL

Exploration Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

DEEP TARGETS DEVELOPMENT CONTINGENT UPON EXPLORATION RESULTS

	Year 2021							Year 2022
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km 2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS		1	WELLS	4.44	4.44		WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling		WELLS			WELLS				WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
0.00	4.44	4.44	0.00	0.00	0.00

LAW No. 4818 – EXHIBIT B – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

DEEP TARGETS DEVELOPMENT CONTINGENT UPON EXPLORATION RESULTS

	Year 2023							Year 2024
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km 2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS		1	WELLS	4.44	4.44
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling		WELLS			WELLS				WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
0.00	0.00	0.00	0.00	4.44	4.44

LAW No. 4818 – EXHIBIT B – ANNUAL DETAIL

Exploitation Investment Plan – Resolution SEN No. 2057/2005 Exhibits I and II

SCHEDULED INVESTMENTS

CONCESSION: Entre Lomas Area

OPERATOR: Petrolera Entre Lomas S.A.

PROVINCE: Río Negro

DEEP TARGETS DEVELOPMENT CONTINGENT UPON EXPLORATION RESULTS

	Year 2025							Year 2026
	INVESTMENTS							INVESTMENTS
	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL	EXPLOITATION			SUPPLEMENTARY EXPLORATION			TOTAL
ACTION PLAN DESCRIPTION	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD	Qty.	Units	Million USD	Qty.	Units	Million USD	Million USD
2D Seismic Data Acquisition		Km			Km				Km			Km
3D Seismic Data Acquisition		Km 2			Km 2				Km2			Km2
Gravimetry and/or Magnetometry		Km2			Km2				Km2			Km2
Exploration Wells Drilling		WELLS			WELLS				WELLS			WELLS
Advanced Wells Drilling		WELLS			WELLS				WELLS			WELLS
Oil Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Wells Drilling		WELLS			WELLS				WELLS			WELLS
Drain pits Drilling		WELLS			WELLS				WELLS			WELLS
Water Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Gas Injection Wells Drilling		WELLS			WELLS				WELLS			WELLS
Injection Wells Drilling for Enhanced Recovery		WELLS			WELLS				WELLS			WELLS
Oil Wells Workover		WELLS			WELLS				WELLS			WELLS
Gas Wells Workover		WELLS			WELLS				WELLS			WELLS
Wells Conversion		WELLS			WELLS				WELLS			WELLS
Wells Abandonment		WELLS			WELLS				WELLS			WELLS
Enhanced Recovery Facilities
Secondary Recovery Facilities
Oil Pumping Equipment
Oil Pipelines		Km			Km				Km			Km
Batteries and Dehydration and/or Desalting Plants
Storage Plants
LACT Units
Gas Pipelines		Km			Km				Km			Km
Natural Gas Collection Networks		m			m				m			m
Natural Gas Treatment Plants
Natural Gas Compression Plants
Liquid Gas Separation Plants
Engines and Compressors Repair and Update
Buildings, Warehouses, Civil Works, Roads, Etc.
Telecommunications Facilities and Equipment
Lab Facilities and Equipment
Environment
Other Investments (*)

(*)	It includes “Maintenance by reason of broken elements or contingency”

TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)	TOTAL EXPLOITATION INVESTMENTS (MM USD)	TOTAL SUPPLEMENTARY EXPLORATION INVESTMENTS (MM USD)	TOTAL GENERAL INVESTMENTS (MM USD)
0.00	0.00	0.00	0.00	0.00	0.00

Secretariat of Energy

RN - Río Negro Government

EXHIBIT C

ENVIRONMENTAL REMEDIATION PLAN

LAW No. 4818 – EXHIBIT C

Environmental Liabilities Remediation Plan

CONCESSIONAIRE: Petrolera Entre Lomas S.A.

CONCESSION AREA: Entre Lomas

	LOCATION				IMPACT SIZE					PERFORMANCE TERM
ENVIRONMENTAL		SECTOR-AREA-	POSGAR 94 COORDINATES Decimal Degrees		AFFECTED AREA	AFFECTED VOLUME	REMEDIATION	INVESTMENT AMOUNT IN				CONTROL AND MONITORING
IMPACT	FIELD	FACILITY	X	Y	m2	m3	METHODOLOGY	USD	STAGES	START	END	TYPE
Oil-spilled land	Charco Bayo	Main Enclosure	-38.229733	-68,101903	6351	10000	Biopile Soil Treatment	359.906	Characterization, treatment and final disposal	01/01/2014	12/31/2014	Completed. Note No. 43/2014 File No. 52754-COD-2010
Oil-spilled land	Piedras Blancas	[Illegible] Well Location	-38,126039	-68.201679	2718,94	3500	Biopile Soil Treatment	118.992	Characterization, treatment and final disposal	01/01/2015	12/31/2015	Under program. Partial and final reports
Oil-spilled land	Piedras Blancas	CB-265 Quarry	-38.214622	-68.070408	3398.69	6000	Biopile Soil Treatment	70.340	Characterization, treatment and final disposal	01/01/2015	12/31/2015	Under program. Partial and final reports
Pools for different uses	Charco Bayo and Piedras Blancas	Old wells’ pools				1500	Sanitation and Biopile Soil Treatment	50.996	Revegetation and natural attenuation monitoring	01/01/2015	12/31/2017	Under program. Partial and final reports
Waste Repositories	Charco Bayo	Waste Enclosure	-38,218751	-68,106926	10000	NC	Similar to SUW (segregate, recycle, reuse)	787.808	Classification, conditioning and treatment	01/01/2014	12/31/2018	Under performance. Control with monthly certification, transport manifests, treatment and final disposal. Partial and final reports.
							Special (segregate and send for external treatment)	196.952	Classification, conditioning and treatment	01/01/2014	12/31/2018	Under performance. Control with monthly certification, transport manifests, treatment and final disposal. Partial and final reports.
Accumulated oil and hazardous waste	Charco Bayo	Cutting Repository	-38,19214	-68,10559	13.000	12.000	Biopile Soil Treatment	391.090	Characterization, treatment and final disposal	01/01/2015	12/31/2017	Under program. Partial and final reports
Sites affected by incidents	Charco Bayo, Piedras Blancas, La Pista and Borde Mocho	Wells, locations, oil pipelines rights of way, gas pipelines, power lines, installations and auxiliary connections, camps, warehouses, repositories, enclosures, etc.	As per detail Paragraph V.1.6.3 Environmental Audit Report		1822 Ha. Global Occupation Factor	n/a	Environmetal Restoration Techniques	1.055.100	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under performance. 20% Progress. Partial and final reports
Idle Facilities	Charco Bayo and Piedras Blancas	Abandoned Wells	As per detail Paragraph V.1.7 Environmental Audit Report		230.000	n/a	Environmetal Restoration Techniques	8.206	Scarifying	01/01/2015	12/31/2015	Under program. Partial and final reports

Idle Facilities	Charco Bayo and Piedras Blancas	Inactive trunk oil pipelines (steel)	As per detail Paragraph V.1.7 Environmental Audit Report		47230 linear meters	n/a	Final Abandonment	16.413	Closing, cleaning and restoration of right of way (leveling, restoring slopes, scarifying and stimulating vegetation reforestation)	01/01/2016	12/31/2016	Under program. Partial and final reports
Idle Facilities	Charco Bayo and Piedras Blancas	Inactive trunk gas pipelines (steel)	As per detail Paragraph V.1.7 Environmental Audit Report		20400 linear meters	n/a	Final Abandonment	7.034	Closing, cleaning and restoration of right of way (leveling, restoring slopes, scarifying and stimulating vegetation reforestation)	01/01/2016	12/31/2016	Under program. Partial and final reports
Idle Facilities	Charco Bayo and Piedras Blancas	Air and underground lines	As per detail Paragraph V.1.7 Environmental Audit Report		n/a	n/a	Final Abandonment	439.625	Closing, cleaning and restoration of right of way (leveling, restoring slopes, scarifying and stimulating vegetation reforestation)	01/01/2014	12/31/2018	Under performance. 20% Progress. Partial and final reports
Idle Facilities	Piedras Blancas	Ex Battery 3PB	-38,13018	-68,18242	15.000	n/a	Environmetal Restoration Techniques	11.723	Leveling, restoring slopes, scarifying and stimulating vegetation reforestation	01/01/2016	12/31/2016	Under program. Partial and final reports .
Idle Facilities	Piedras Blancas	Ex Battery SPB	-38.14344	-68.15157	15.000	n/a	Environmetal Restoration Techniques	11.723	Leveling, restoring slopes, scarifying and stimulating vegetation reforestation	01/01/2016	12/31/2016	Under program. Partial and final reports .
Unused roads and paths	Charco Bayo and Piedras Blancas	Paths closed to date	As per detail Paragraph V.1.8 Environmental Audit Report		28.681	n/a	Environmetal Restoration Techniques	9.379	Closing and revegetation	01/01/2017	12/31/2018	Under program. Partial and final reports
Contaminated Sites	Charco Bayo	CB-0003G	-38.21960	-68,09590	n/a	312	Biopile Soil Treatment	48.743	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated Sites	Charco Bayo	CB-0011	-38,21420	-68,10110	n/a	14	Biopile Soil Treatment	2.250	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Performed Partial and final reports
Contaminated Sites	Charco Bayo	CB-0016	-38,19570	-68,12170	n/a	200	Biopile Soil Treatment	31.246	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0018	-38,22340	-68,08710	n/a	450	Biopile Soil Treatment	70.303	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-00226	-38,19080	-68,11150	n/a	20	Biopile Soil Treatment	3.125	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0023	-38,22820	-68,07020	n/a	50	Biopile Soil Treatment	7.811	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0024	38,19090	-68,12530	n/a	60	Biopile Soil Treatment	9.374	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0025	-38,20470	-68,09430	n/a	300	Biopile Soil Treatment	46.868	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports

Contaminated sites	Charco Bayo	CB-0027	-38,20020	-68,10480	n/a	58	Biopile Soil Treatment	9.061	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0030	-38,18080	-68,10570	n/a	150	Biopile Soil Treatment	23.434	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0038	38,23300	-68,09390	n/a	150	Biopile Soil Treatment	23.434	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0041	-38,17680	-68,12210	n/a	130	Biopile Soil Treatment	20.310	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0043	-38,18590	-68,09420	n/a	1.430	Biopile Soil Treatment	223.406	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0045	-38,20020	-68,09790	n/a	100	Biopile Soil Treatment	15.623	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0046	-38,18150	-68,11170	n/a	320	Biopile Soil Treatment	49.993	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0050	-38,22380	-68,10110	n/a	6	Biopile Soil Treatment	1.000	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0051	-38,20000	-68,09100	n/a	33	Biopile Soil Treatment	5.077	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0053	-38,17670	-68,10170	n/a	50	Biopile Soil Treatment	7.811	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0058	-38,17220	-68,11160	n/a	64	Biopile Soil Treatment	9.999	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0061	-38,23230	-68,05260	n/a	18	Biopile Soil Treatment	2.734	Sanitation, treatment and final disposal	01/01/2014	12/31/2010	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0063	-38,23270	-68,08020	n/a	800	Biopile Soil Treatment	124.982	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0066	-38,16280	-68,12570	n/a	25	Biopile Soil Treatment	3.906	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0071	38,22760	-68,04940	n/a	50	Biopile Soil Treatment	7.811	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0072	-38,15830	-68,13600	n/a	240	Biopile Soil Treatment	37.495	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports

Contaminated sites	Charco Bayo	CB-0077	-38,19090	-68,13220	n/a	17	Biopile Soil Treatment	2.625	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0079	-38,15350	-68,12560	n/a	80	Biopile Soil Treatment	12.498	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0082	-38,18130	-68,09800	n/a	150	Biopile Soil Treatment	23.434	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0084	-38,23720	-68,06990	n/a	5	Biopile Soil Treatment	781	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0087	-38,19080	-68,10480	n/a	30	Biopile Soil Treatment	4.687	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0089	-38,18620	-68,13560	n/a	11	Biopile Soil Treatment	1.719	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0093	-38,17690	-68,11520	n/a	150	Biopile Soil Treatment	23.434	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0099	-38,21840	-68,06330	n/a	10	Biopile Soil Treatment	1.562	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0104	-38,23750	-68,09730	n/a	150	Biopile Soil Treatment	23.434	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0132	-38,17890	-68,10390	n/a	5	Biopile Soil Treatment	781	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0144	-38,21470	-68,09750	n/a	9	Biopile Soil Treatment	1.328	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0151	-38,15440	-68,11880	n/a	28	Biopile Soil Treatment	4.296	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0156	38,18390	-68,10350	n/a	46	Biopile Soil Treatment	7.108	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-0161	-38,23060	-68,09240	n/a	80	Biopile Soil Treatment	12.498	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0164	-38,23400	-68,06048	n/a	8	Biopile Soil Treatment	1.250	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0199	-38,15120	-68,12400	n/a	50	Biopile Soil Treatment	7.811	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports

Contaminated sites	Charco Bayo	CB-0203	-38,14640	-68,11400	n/a	9	Biopile Soil Treatment	1.406	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0261	-38,24340	-68,04330	n/a	5	Biopile Soil Treatment	781	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-0267	-38,24000	-68,06900	n/a	8	Biopile Soil Treatment	1.250	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	PTE	-38,20519	-68,07687	n/a	8	Biopile Soil Treatment	1.234	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	Bat. 2CB	-38,19420	-68,11400	n/a	21	Biopile Soil Treatment	3.234	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	Bat. 3CB	-38,15150	-68,13450	n/a	35	Biopile Soil Treatment	5.437	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-29 to CB-41	-38,18140	-68,12540	n/a	200	Biopile Soil Treatment	31.246	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-66 to Bat 3CB	-38,16270	-68,12560	n/a	28	Biopile Soil Treatment	4.374	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-113 to Dis 10	-38,17720	-68,14290	n/a	70	Biopile Soil Treatment	10.936	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-131 to CB-34	-38,22080	-68,09310	n/a	1.500	Biopile Soil Treatment	234.342	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-17 Line	-38,20470	-68,10100	n/a	800	Biopile Soil Treatment	124.982	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	C8-126 to CB-139	-38,19800	-68.11330	n/a	200	Biopile Soil Treatment	31.246	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Charco Bayo	CB-158 to Bat 6CB	-38,18880	-68,11350	n/a	12	Biopile Soil Treatment	1.875	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-159 to Bat 2CB	-38,19780	-68,10300	n/a	228	Biopile Soil Treatment	35.620	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	CB-56 to Bat 6CB	-38,19540	-68,10120	n/a	30	Biopile Soil Treatment	4.687	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Charco Bayo	Bat 6CB to PTC	-38,18080	-68,10560	n/a	750	Biopile Soil Treatment	117.171	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports

Contaminated sites	Piedras Blancas	PB-0001G	-38,14930	-68,16390	n/a	21	Biopile Soil Treatment	3.281	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0002	-38,15380	-68,16680	n/a	960	Biopile Soil Treatment	149.979	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-0004	-38.15880	-68,15560	n/a	200	Biopile Soil Treatment	31.246	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0005	-38,15850	-68,16340	n/a	16	Biopile Soil Treatment	2.461	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0007	-38,15840	-68,14970	n/a	79	Biopile Soil Treatment	12.342	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0009	-38,16350	-68,15340	n/a	15	Biopile Soil Treatment	2.343	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0012	-38,15790	-68.17160	n/a	39	Biopile Soil Treatment	6.152	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0014	-38,15370	-68,14630	n/a	250	Biopile Soil Treatment	39.057	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0016	-38,14910	-68,17740	n/a	900	Biopile Soil Treatment	140.605	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-0021	-38,13980	-68,17040	n/a	300	Biopile Soil Treatment	[Illegible]	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-0022	-38,14120	-68,19140	n/a	10	Biopile Soil Treatment	1.484	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0026	-38,14460	-68,19430	n/a	400	Biopile Soil Treatment	62.491	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-0030	-38,18180	-68,15650	n/a	62	Biopile Soil Treatment	9-686	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0037	-38,16800	-68,39070	n/a	600	Biopile Soil Treatment	93.737	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-0039	-38,13990	-68,18400	n/a	43	Biopile Soil Treatment	6.718	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0043	-38,13060	-68,19100	n/a	10	Biopile Soil Treatment	1.625	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports

Contaminated sites	Piedras Blancas	PB-0057	-38,15390	-68,18060	n/a	7	Biopile Soil Treatment	1.140	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0060	-38,18180	-68,15970	n/a	130	Biopile Soil Treatment	20.310	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0066	-38,14940	-68,19110	n/a	10	Biopile Soil Treatment	1.573	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-0067	-38,17250	-68,15970	n/a	50	Biopile Soil Treatment	7.811	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-0070	-38,12140	-68,21850	n/a	23	Biopile Soil Treatment	3.593	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0071	-38,17730	-68,15610	n/a	18	Biopile Soil Treatment	2.843	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0087	-38,15570	-68,16900	n/a	100	Biopile Soil Treatment	15.623	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0089	-38,15160	-68,18590	n/a	11	Biopile Soil Treatment	1.687	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0104	-38,15330	-68,16340	n/a	16	Biopile Soil Treatment	2.531	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0110	-38,13780	-68,19100	n/a	6	Biopile Soil Treatment	1.000	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0114	-38,13550	-68,21520	n/a	7	Biopile Soil Treatment	1.125	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0124	-38,13040	-68,21370	n/a	12	Biopile Soil Treatment	1.922	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0127	-38,17000	-68,16130	n/a	15	Biopile Soil Treatment	2.406	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0133	-38,10930	-68,22340	n/a	15	Biopile Soil Treatment	2.343	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0135	-38,12370	-68,18610	n/a	12	Biopile Soil Treatment	1.843	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0142	-38,10960	-68,22760	n/a	7	Biopile Soil Treatment	1.094	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports

Contaminated sites	Piedras Blancas	PB-0144	-38,10940	-68,23340	n/a	20	Biopile Soil Treatment	3.140	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0146	-38,10510	-68,23110	n/a	16	Biopile Soil Treatment	2.500	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0148	-38,13290	-68,21090	n/a	10	Biopile Soil Treatment	1.562	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0149	-38,11400	-68,21300	n/a	10	Biopile Soil Treatment	1.562	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0156	-38,15280	-68,18330	n/a	10	Biopile Soil Treatment	1.594	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-0184	-38,16044	-68,16028	n/a	45	Biopile Soil Treatment	7.030	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	Bat. 1PB	-38,15620	-68,15710	n/a	35	Biopile Soil Treatment	5.468	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	Bat. 2PB	-38,12790	-68,20530	n/a	75	Biopile Soil Treatment	11.717	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	Bat 4PB	-38,14310	-68,18070	n/a	120	Biopile Soil Treatment	18.747	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	Bat- 6PB	-38,11200	-68,22290	n/a	15	Biopile Soil Treatment	2.343	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	Bat.8PB	-38,17800	-68,16470	n/a	2	Biopile Soil Treatment	234	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	Ex Bat 3PB	-38,13018	-68,18241	n/a	307	Biopile Soil Treatment	47.962	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	ExBat5PB	-38.14354	-68,15193	n/a	380	Biopile Soil Treatment	59.367	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	EMC 3	-38,15700	-68,15620	n/a	49	Biopile Soil Treatment	7.655	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-111 to Bat. 4PB	-38,14580	-68,17740	n/a	50	Biopile Soil Treatment	7.611	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-136 to PB-58	-38,12620	-68,18100	n/a	900	Biopile Soil Treatment	140.605	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports

Contaminated sites	Piedras Blancas	PB-28 to Bat.4PB	-38,13580	-68,17300	n/a	400	Biopile Soil Treatment	62.491	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-33 to ex Bat3PB	-38,13960	-68,14980	n/a	1,300	Biopile Soil Treatment	203.0%	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB 3 to ex Bat 3PB	-38,15320	-68,15950	n/a	20	Biopile Soil Treatment	3.125	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-91 to Bat. 4PB	-38,14250	-68,17740	n/a	150	Biopile Soil Treatment	23.434	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-136 to PB-58	-38,11240	-68,22050	n/a	5	Biopile Soil Treatment	781	Sanitation, treatment and final disposal	01/01/2014	12/31/2014	Performed Partial and final reports
Contaminated sites	Piedras Blancas	PB-140 to Bat.6PB	-38,12250	-68,21300	n/a	8	Biopile Soil Treatment	1.250	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
Contaminated sites	Piedras Blancas	PB-24 to PB-140	-38,12120	-68,21160	n/a	200	Biopile Soil Treatment	31.246	Sanitation, treatment and final disposal	01/01/2014	12/31/2018	Under program. Partial and final reports
							TOTAL (USD)	6,383,790

Exhibit D

FACILITIES’ ADJUSTMENT PROGRAM (TABLE OF CONTENTS)

LAW No. 4818 – EXHIBIT D

Detail of Non-conformities, Objections and Improvement Opportunities

No.	Inspection Date (DD/MM/YYYY)	Equipment / Facility / Event	Performance Commitment Date (DD/MM/YY)
PELSA-EL-NC01	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	31/12/14
PELSA-EL-NC02	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	31/12/14
PELSA-EL-NC03	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/06/15
PELSA-EL-NC04	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/06/15
PELSA-EL-NC05	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/11/13
PELSA-EL-NC06	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/12/13
PELSA-EL-NC07	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	29/11/13
PELSA-EL-NC08	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/12/13
PELSA-EL-NC09	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	31/12/14
PELSA-EL-NC10	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	29/11/13
PELSA-EL-NC11	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	29/11/13
PELSA-EL-NC12	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	01/12/14
PELSA-EL-NC13	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	29/11/13
PELSA-EL-NC 14	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	01/12/15
PELSA-EL-NC15	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	29/11/13
PELSA-EL-NC 16	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	01/06/14
PELSA-EL-NC17	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	29/11/13
PELSA-EL-NC18	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	31/12/13
PELSA-EL-NC 19	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	31/03/2015-31/10/2015
PELSA-EL-NC20	25/09/2013	EQUIPMENT / FACILITY / EVENT: PIAS/PIAD Salt Water and Fresh Water Injection Plant	29/11/13
PELSA-EL-NC21	25/09/2013	EQUIPMENT / FACILITY / EVENT: PIAS/PIAD Salt Water and Fresh Water Injection Plant	01/12/15
PELSA-EL-NC22	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAD Fresh Water Transfer Plant	01/12/13
PELSA-EL-NC23	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAD Fresh Water Transfer Plant	01/06/16
PELSA-EL-NC24	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAD Fresh Water Transfer Plant	01/12/15
PELSA-EL-NC25	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	31/03/14
PELSA-EL-NC26	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/12/18
PELSA-EL-NC27	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	31/03/Í4

PELSA-EL-NC28	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/11/15
PELSA-EL-NC29	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	31/12/14
PELSA-EL-NC30	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/05/15
PELSA-EL-NC31	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/12/13
PE LSA-EL-NC32	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	29/11/13
PELSA-EL-NC33	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/12/17
PELSA-EL-NC34	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/12/16
PELSA-EL-NC35	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	31/12/14
PELSA-EL-NC36	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	31/03/14
PELSA-EL-NC37	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/06/16
PELSA-EL-NC38	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	31/12/14
PELSA-EL-NC39	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/12/15
PELSA-EL-NC40	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	31/12/14
PELSA-EL-NC41	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/03/14
PELSA-EL-NC42	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	29/11/13
PELSA-EL-NC43	25/09/2013	EQUIPMENT / FACILITY / EVENT: Piedras Blancas and Charco Bayo Batteries	01/12/13
PELSA-EL-NC44	24/09/2013	EQUIPMENT / FACILITY / EVENT: LACK OF SURROUNDING FENCE AT WELLS	31/12/16
PELSA-EL-NC45	24/09/2013	EQUIPMENT / FACILITY / EVENT: WELLHEAD CONDITIONING	30/06/14
PELSA-EL-NC46	24/09/2013	EQUIPMENT / FACILITY / EVENT: LACK OF SURROUNDING FENCE AT INJECTION WELLS	01/12/17
PELSA-EL-NC47	24/09/2013	EQUIPMENT / FACILITY / EVENT: LACK OF SURROUNDING FENCE AT OUT-OF-SERVICE WELLS	01/12/15
PELSA-EL-NC48	24/09/2013	EQUIPMENT / FACILITY / EVENT: BOP CONDITIONING AND REMOVAL OF PIPELINE	01/07/14
PELSA-EL-NC49	24/09/2013	EQUIPMENT / FACILITY / EVENT: WELLHEAD SPILLS	01/05/14
PELSA EL-NC50	24/09/2013	EQUIPMENT / FACILITY / EVENT: HYDROCARBONS STAINS	01/05/14
PELSA-E L-NC51	24/09/2013	EQUIPMENT / FACILITY / EVENT: LOCATION CLEANING	01/02/14
PELSA-E L-NC52	24/09/2013	EQUIPMENT / FACILITY / EVENT: SIGN CONDITIONING	31/10/16
PELSA-6L-NC53	24/09/2013	EQUIPMENT / FACILITY / EVENT: WELLHEAD IN BAD CONDITION	01/07/14
PELSA-EL-NC54	24/09/2013	EQUIPMENT / FACILITY / EVENT: LOCATION CLEANING	01/11/13
PELSA-EL-NC55	24/09/2013	EQUIPMENT / FACILITY / EVENT: SIGNAGE	01/05/14
PELSA-EL-NC56	24/09/2013	EQUIPMENT / FACILITY / EVENT: PIPELINE AT VULNERABLE AREA	01/03/14
PELSA-EL-NC57	24/09/2013	EQUIPMENT / FACILITY / EVENT: LADDER WITH SAFETY CAGE	31/12/16
PELSA-EL-NC58	24/09/2013	EQUIPMENT / FACILITY / EVENT: WELLHEAD GAS LEAK AND HYDROCARBONS STAINS	31/12/2013-31/05/2014
PELSA-EL-NC59	24/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant	01/12/16
PELSA-EL-NC60	24/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant	31/12/14
PELSA-EL-NC61	24/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant	31/12/14

PELSA-EL-NC62	24/09/2013	EQUIPMENT / FACILITY / EVENT: Furnaces—LPG Plant	31/12/14
PELSA-E L-NC63	24/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant – Out-of-service Facilities	31/12/14
PELSA-EL-NC64	24/09/2013	EQUIPMENT / FACILITY / EVENT: Propane and butane accumulation system and dispatch – LPG Plant	01/12/15
PELSA-EL-NC65	24/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant—Furnaces	01/12/15
PELSA-EL-NC66	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 04	01/12/13
PELSA-EL-NC67	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 04	01/12/14
PELSA-EL-NC68	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 04	31/03/14
PELSA-EL-NC69	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 04	31/12/2013-31/10/2014
PELSA-EL-NC70	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 04 – Furnace	01/12/15
PELSA-EL-NC71	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 04-	31/12/14
PELSA-EL-NC72	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 04 -	31/03/14
PELSA-EL-NC73	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	01/11/13
PELSA-EL-NC74	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03 – Engines Sector	01/03/14
PELSA-EL-NC 75	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03 – Furnaces Sector	01/12/15
PELSA-EL-NC76	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03 – Venting Sector	01/07/14
PELSA-EL-NC77	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	01/12/17
PELSA-EL-NC78	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	31/03/14
PELSA-EL-NC79	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/12/15
PELSA-EL-NC80	24/09/2013	EQUIPMENT / FACILITY / EVENT: INTERNAL CONSUMPTION GAS BALANCE	01/12/13
PELSA-EL-NC81	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	01/01/14
PELSA-EL-NC82	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03 – Separation	31/12/14
PELSA-EL-NC83	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03—Separation	01/12/17
PELSA-EL-NC84	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03 – Compression	31/03/14
PELSA-EL-NC85	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03- Treatment	01/12/17
PELSA-EL-NC86	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03- Fuel Gas	31/12/14
PELSA-EL-NC87	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	31/12/14
PELSA-EL-NC88	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	01/12/17
PELSA-EL-NC89	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	01/12/17
PELSA-EL-NC90	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 03	01/07/14
PELSA-EL-NC91	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No 2- Dehydration	31/12/2013-31/12/2016
PELSA-EL-NC92	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 2	29/11/13
PELSA-EL-NC93	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 2	29/11/13
PELSA-EL-NC94	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 2	31/12/2013-31/12/2016

PELSA-EL-NC95	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 1- Compression	31/03/14
PELSA-EL-NC96	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 1- Treatment	01/12/13
PELSA-EL-NC97	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 1- Treatment	31/12/2013-31/12/2014
PELSA-EL-NC98	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 1- Pipes and enclosures	01/12/13
PELSA-EL-NC99	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Stations – Instruments Gas	29/11/13
PELSA-EL-NC100	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station 02	31/10/13
PELSA-EL-NC101	24/09/2013	EQUIPMENT / FACILITY / EVENT: Compressor Station No. 1- Pipes and enclosures	31/12/2013-31/12/2014
PELSA-EL-O01	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/12/13
PELSA-EL-O02	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/03/14
PELSA-EL-003	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/03/14
PELSA-EL-O04	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	01/07/14
PELSA-EL-O05	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	29/11/13
PELSA-EL-O06	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	01/10/13
PELSA-El-007	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	01/03/t4
PELSA-EL-008	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	31/12/13
PELSA-EL-009	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	01/03/14
PELSA-EL-010	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAD Fresh Water Transfer Plant	01/12/13
PELSA-EL-011	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTAD Fresh Water Transfer Plant	01/12/13
PELSA-EL-012	25/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant – Red Fire Room	01/03/14
PELSA-EL-013	25/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant – Gas Pipeline Compressors 2.3 and 7	31/12/14
PELSA-EL-014	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	31/12/14
PELSA-EL-015	24/09/2013	EQUIPMENT / FACILITY / EVENT: PIAS/PIAD Salt Water and Fresh Water Injection Plant	29/11/13
PELSA-EL-016	24/09/2013	EQUIPMENT / FACILITY / EVENT: LPG Plant	01/12/13
PELSA EL 017	24/09/2013	EQUIPMENT / FACILITY / EVENT: ALLOCATION FACTOR	31/07/14
PELSA EL-OM01	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	29/11/13
PELSA-EL-OM02	24/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	31/12/15
PELSA-EL-OM03	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTC Crude Treatment Plant	29/11/13
PELSA-EL-OM04	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	31/12/14
PELSA-EL-OM05	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	31/12/14
PELSA-EL-OM06	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	29/11/13
PELSA-EL-OM07	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	01/12/15
PELSA-EL-OM08	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTAS Salt Water Treatment Plant	31/12/14
PELSA-EL-OM09	25/09/2013	EQUIPMENT / FACILITY / EVENT: PTE Effluents Treatment Plant	29/11/13
PELSA-EL-OM10	24/09/2013	EQUIPMENT / FACILITY / EVENT: SIGNAGE	31/12/16
PELSA-EL-OM11	24/09/2013	EQUIPMENT / FACILITY / EVENT: SIGNAGE	31/12/16

Exhibit E

CONCESSION MAP AND COORDINATES

(There follows a map including coordinates)